SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Filed by the registrant [X]

                Filed by a party other than the registrant [ ]

Check the appropriate box:
[   ]Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

                               Copper Corporation
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid: 0

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing party:
(4) Date filed:

                               Copper Corporation
                              5442 Dungaree Street
                              Las Vegas, NV 89118
                              Phone: 877-221-2205

      February 25, 2003

Dear Shareholders:

Since our new management team has assumed control of the company, we have located a business opportunity for the company. We have identified and acquired that opportunity with the acquisitions of Preferred Assets, Inc. and Investors Preferred Opportunities, Inc. Preferred Assets, Inc. is a Nevada corporation which has, as of September 15, 2000, acquired all of the issued and outstanding stock (except for 17 shares, representing less than 1%) of Princeton Homes, a manufacturer of modular homes. Investors Preferred Opportunities, Inc. is the major secured creditor of Princeton Homes. The acquisition of both entities, if successful, will put the company in a position of owning and operating a major manufacturer of modular homes in the Southeastern United States.

The Annual Meeting of Shareholders of Copper Corporation, a Nevada corporation (the "Company") will be held at the offices of the company at 1925 Century Park East, Suite 750, Los Angeles, California, on March 17, 2003, at 8:30 a.m. Pacific Time, to consider and vote for the members of the board of directors, to vote upon a proposal to amend the articles of incorporation of the company to change its name to Preferred Financial Resources, to authorize the company to issue up to 100,000,000 common shares of stock, and to act upon such other matters a may properly come before the shareholder's meeting or any adjournment thereof.

Only shareholders or record at the close of business on February 1, 2003 are entitled to notice of, and to vote at, the Annual shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Annual Meeting of Shareholders.

By order of the Board of Directors

Roger Sherman
----------------------------------
Roger Sherman, President
Las Vegas, NV
February 25, 2003

      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2003

NOTICE IS HEREBY GIVEN, that Annual Meeting of Shareholders of Copper Corporation, a Colorado corporation, will be held at the Company's offices located at 1925 Century Park East, Suite 750, Los Angeles, California, on March 17, 2003 at 8:30 a.m. for the following purposes:

(1) To elect members of the board of directors, who will serve until the next annual meeting;

(2) To change the name of the corporation to: Preferred Financial Resources;

(3) To approve the authorized common capital shares of the Company to be increased to 100,000,000;

(4) To ratify all actions taken by the Board of Directors in the past fiscal year; and

(5) To transact such other business as may properly come before the 2003 Annual Meting and any adjournment thereof.

The Company has fixed the close of business on February 1, 2003 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            Roger Sherman
                                            -----------------------
                                            Roger Sherman, President
                                            Las Vegas, Nevada
                                            Date: February 25, 2003

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                        ----------------------------------

                               COPPER CORPORATION

                                PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2003


I. INTRODUCTION

The Board of Directors of Copper Corporation, a Colorado corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2003 Annual Meeting of Shareholders of the Company to be held at 8:30 a..m. Pacific Daylight Time on March 17, 2003, at 1925 Century Park East, Suite 750, Los Angeles, California, on March 17, 2003, and any adjournments thereof. The Notice of Annual Meeting and Proxy Card were mailed to shareholders on or about February 27, 2003. The Company's Annual Report on Form 10-KSB for the year ended April 30, 2002, was filed on August 6, 2002, and a copy will be available to any shareholder requesting it in writing.

   II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on February 1, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were 2,530,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive Officer of the Company, Mr. Roger Sherman, at 5442 Dungaree Street, Las Vegas, NV 89118, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

III.  MANAGEMENT

Executive Officers, Key Employees and Directors

The members of the Board of Directors of Copper Corporation serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Specialized Leasing, Inc. are:

Name                               Age                     Position
----------------                   ----           --------------------------

Bernard Ware                       43              Chief Financial Officer,
                                                   Director

Andrew Brown                       31              Secretary, Director

Roger Sherman                      66              President, Director


BERNARD WARE. Mr. Ware is the current Chief Financial Officer and Director of the company, since July, 2002. Mr. Ware attended UCLA where he obtained a Bachelor of Arts degree with a Major in Political Science in 1981. He attended UCLA Law School where he obtained his Juris Doctorate in 1985. He has been a member of the California State Bar for the past ten (10) years. He has practiced law in the Los Angeles area for his entire professional career. From January 1997 through May 2001, Mr. Ware was an associate attorney in the law firm of Dummit, Faber, Briegleb & Diamond. His duties included handling medical malpractice and general liability defense cases. From May 2001 through August 2001, Mr. Ware was an associate attorney with Tseng & Associates in Thousand Oaks California. His duties included handling general liability defense cases. From August 2001 to present, Mr. Ware has been a sole practitioner performing contract work for various law firms in the Greater Los Angeles area.

ROGER SHERMAN. Mr. Sherman is the current President and Director of the company since July, 2002. Mr. Sherman graduated from University of Minnesota with a law degree in 1959. He practiced law with Miller and Austin from 1959 to 1962. After practicing law he went to work for The Pillsbury Company where he managed the tax department. After leaving Pillsbury he was a part owner and officer of several different businesses. He is currently an officer and director of Kensington Holding Corporation.

ANDREW BROWN. Mr. Brown is the current Secretary and Director of the company since July, 2002. From 1997 to 1998, Mr. Brown worked as a SBA loan processor for Adecco Staffing. From 1998 to present he has acted as Office Manager and Executive Assistant for Kennsington Holding Corporation. Mr. Brown has been an employee for the company since 1998.


IV. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 1,2003, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

                                Shares            Percent
                                Beneficially      Owned
                                Owned
                                ------------      --------
Name and Address
of Beneficial Owner
-------------------

American Real Estate             1,300,000        51.38%
Investors, Inc.
5442 Dungaree St.
Las Vegas, NV 89118

Roger Sherman                            0            0%
5442 Dungaree St.
Las Vegas, NV 89118

Bernard Ware                             0            0%
5442 Dungaree St.
Las Vegas, NV 89118

Andrew Brown                             0            0%
5442 Dungaree St.
Las Vegas, NV 89118

James B. Wiegand                   350,000        13.83%
10077 E. County Line Rd.
Longmont, CO 80501

Corporate Management               200,000          7.9%
Services, Inc.
7899 West Frost Dr.
Littleton, CO 80128

Officers and Directors
As a Group                              0            0%

------------
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended April 30, 2002. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.


                            SUMMARY COMPENSATION TABLE

Annual Compensation                             Long-Term Compensation
-------------------                             ----------------------

Name and Principal Position         Year    Salary ($)    Bonus
---------------------------         ----    ----------    -----
($)    Other ($)    Options (No.)
-----------------------------------------------------------------
                                    NONE PAID


VI. PROPOSAL NUMBER ONE- PROPOSAL NUMBER ONE CALLS FOR THE ELECTION OF DIRECTORS FOR THE NEW TERM.

Directors are elected to serve until the holding of the next annual meeting. Nominations for Directors are: Roger Sherman, Bernard Ware, and Andrew Brown, the current directors, whose biographies are set forth above.


VI. PROPOSAL NUMBER TWO - PROPOSAL NUMBER TWO CALLS FOR AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE CORPORATE NAME TO "PREFERRED FINANCIAL RESOURCES."

The company has identified an opportunity to acquire majority interests in Preferred Assets, Inc. and Investors Preferred Opportunities, Inc. Preferred Assets, Inc. is a Nevada corporation which has, as of September 15, 2000, acquired all of the issued and outstanding stock (except for 17 shares, representing less than 1%) of Princeton Homes, a manufacturer of modular homes. Investors Preferred Opportunities, Inc. is the major secured creditor of Princeton Homes. If successful, these acquisitions will give the company a new business direction and plan of operations. As a result of this new identified opportunity and change of management, the company's business focus has changed and the change of corporate name is proposed in order to conform the name of the company to that new business focus.


PROPOSAL NUMBER TWO CALLS FOR CALLS FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "PREFERRED FINANCIAL RESOURCES." THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER TWO.


VII. PROPOSAL NUMBER THREE - TO INCREASE THE NUMBER OF AUTHORIZED COMMON CAPITAL STOCK OF THE COMPANY TO ONE HUNDRED MILLION SHARES (100,000,000)

In order for the Company to acquire capital by the issuance of shares in future, it is necessary for the Company increase its post-reverse split authorized common capital shares to one hundred million (100,000,000) shares.

PROPOSAL NUMBER THREE CALLS FOR APPROVAL OF AUTHORIZED COMMON CAPITAL STOCK OF ONE HUNDRED MILLION (100,000,000) SHARES. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER THREE.


VIII.  PROPOSAL NUMBER FOUR CALLS FOR THE SHAREHOLDERS TO RATIFY
AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF THE SHAREHOLDERS.


IX. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2003 Annual Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

X. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company by March 6, 2003 to be included in the Annual Meeting.

XI. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company filed its Annual Report for the fiscal year ended April 30, 2002 on Form 10K on August 6, 2002. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Annual Report of Form 10-KSB for the year ended April 30, 2002, including all financial statements and financial statement schedules thereto, and any exhibit included in the list accompanying the Form 10-KSB, to any shareholder, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. Roger Sherman, Chief Executive Officer, at the Company's principal executive offices. The report, financial statements and exhibits are also available at the Securities and Exchange Commission's Internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,


 Roger Sherman
 ------------------------
 Roger Sherman, President
 Las Vegas, NV
 February 25, 2003

Exhibit 1 - Proxy Card
PLEASE SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENVELOPE PROVIDED, TO: COPPER CORPORATION, 5442 DUNGAREE STREET, LAS VEGAS, NEVADA 89118

                                     PROXY

The undersigned shareholder of Copper Corporation (The "Company") hereby appoints Roger Sherman as proxy holder of the undersigned to attend the Annual general meeting of the Company to be held on March 17, 2003,and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

      1.  To elect members of the board of directors.

      To elect Roger Sherman:

FOR________                              AGAINST__________

      To elect Andrew Brown:

FOR________                              AGAINST__________

      To elect Bernard Ware:

FOR________                              AGAINST__________

      2. To change the name of Copper Corporation to "Preferred Financial Resources"

FOR________                              AGAINST__________


      3. To increase the common stock capital of Copper Corporation to One Hundred Million (100,000,000) shares.

FOR________                              AGAINST__________


      4. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                               AGAINST_______

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2003.
                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder